Exhibit 10.2

CONSENT AND AGREEMENT

This CONSENT AND AGREEMENT (this “Consent and Agreement”) is made and entered into as of July 22, 2005, by and among Marriott Hotel Services, Inc., a Delaware corporation (“MHSI”), Synthetic American Fuel Enterprises Holdings, Inc., an Oregon corporation (“Holdings” and together with MHSI, the “Marriott Entities”), Synthetic American Fuel Enterprises I, LLC, a Delaware limited liability company (the “Company”), Serratus LLC, a Delaware limited liability company (“Seller”) and IL Synfuel LLC, a Delaware limited liability company (“Buyer”).

R E C I T A L S

WHEREAS, pursuant to the Agreement for Purchase and Sale of Membership Interest in Synthetic American Fuel Enterprises I, LLC dated as of the date hereof (the “2005 Purchase Agreement”) by and between Seller and Buyer, Seller has agreed to sell, transfer and assign to Buyer, and Buyer has agreed to purchase from Seller, for such consideration as is provided for under the 2005 Purchase Agreement, all of Seller’s Membership Interest (as defined in the LLC Agreement (as hereinafter defined)) in the Company;

WHEREAS, also pursuant to the 2005 Purchase Agreement, Seller and Buyer have entered into that certain Assignment Agreement (Membership Interest) dated as of the date hereof (“Assignment Agreement (Membership Interest)”), pursuant to which Seller has transferred and assigned to Buyer all of Seller’s Membership Interest in the Company;

WHEREAS, contemporaneous with the closing of the sale of Seller’s Membership Interest in the Company (the “Closing”) under the 2005 Purchase Agreement, Buyer will enter into a certain Adhesion Agreement (the “Adhesion Agreement”) in favor of the Marriott Entities and the Company pursuant to which Buyer agrees to be bound by the terms of and assume and perform all of Seller’s obligations from and after the Closing under that certain Amended and Restated Limited Liability Company Agreement of the Company dated as of January 28, 2003 as amended by that certain Amendment Agreement dated as of June 20, 2003 (the “First Amendment Agreement”), that certain Second Amendment Agreement dated as of October 6, 2004 (the “Second Amendment Agreement”) and that certain Third Amendment Agreement dated as of April 28, 2005 (as amended, the “LLC Agreement”);

WHEREAS, also contemporaneous with the Closing, pursuant to that certain Omnibus Assignment and Assumption Agreement dated as of the date hereof (the “Omnibus Assignment”) by and between Seller and Buyer, Seller will assign to Buyer and Buyer will assume from Seller from and after the Closing, subject to the limitations set forth in the Omnibus Assignment, all of Seller’s rights, title and interest in and liabilities and obligations under (i) that certain Syn I Promissory Note dated January 28, 2003 (as assigned, the “Base Note”) by Seller in favor of Holdings, (ii) that certain Agreement for Purchase of Membership Interest in the Company dated as of January 28, 2003 by and among Seller and the Marriott Entities, as amended by the First Amendment Agreement and the Second Amendment Agreement (as amended and assigned, the “2003 Purchase Agreement”), (iii) that certain Membership Interest Purchase Agreement dated as of January 3, 2003 by and among Seller and the Marriott Entities (as assigned, the “0.1%

Membership Interest Purchase Agreement”), (iv) that certain Pledge and Security Agreement (of MHSI) dated as of January 28, 2003, made by MHSI in favor of Seller and the Company (as assigned, the “MHSI Pledge Agreement”), and (v) that certain guaranty dated as of January 28, 2003, made by Marriott International, Inc., a Delaware corporation, in favor of Seller (as assigned, the “Original Marriott Parent Guaranty”), to the limited extent set forth in the Omnibus Assignment;

WHEREAS, pursuant to Section 10.5 of the LLC Agreement, on May 26, 2005 Seller delivered to the Marriott Entities a Transfer Notice in respect of Seller’s Membership Interest in the Company, and by notice to Seller dated June 2, 2005, the Marriott Entities declined to exercise their right of first refusal under such Section 10.5 with respect to such Membership Interest; and

WHEREAS, it is a condition to the Closing under the 2005 Purchase Agreement that the parties hereto execute and deliver this Consent and Agreement;

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereto agree as follows:

ARTICLE I

CONSENT

Section 1.01. Consent to Transfer of Seller’s Membership Interest. Subject to the terms of this Consent and Agreement, and upon satisfaction of the conditions set forth in Section 3.05:

(a) Each of the Marriott Entities hereby consents to the transfer by Seller to Buyer of Seller’s Membership Interest in the Company as contemplated by the 2005 Purchase Agreement and the Assignment Agreement (Membership Interest);

(b) MHSI, as Administrative Member of the Company, acknowledges that the Assignment Agreement (Membership Interest), Adhesion Agreement and Omnibus Assignment are satisfactory in form and substance to MHSI, and satisfy the requirements of Sections 10.3(a) and 10.3(b) of the LLC Agreement; and

(c) Each of the Marriott Entities acknowledges and agrees that, upon the effectiveness of the Assignment Agreement (Membership Interest) and satisfaction of the conditions set forth in Section 3.05 below, Buyer will become a Member (as defined in the LLC Agreement) of the Company as of the effective date of the Assignment Agreement (Membership Interest) with respect to the Membership Interest transferred by Seller to Buyer as contemplated by the 2005 Purchase Agreement.

(d) Each of the Marriott Entities hereby acknowledges that any and all references in the LLC Agreement to “Buyer” (as defined in the LLC Agreement) shall, from and after the date on which the Closing occurs (the “Closing Date”), be deemed references to Buyer unless and until a Reconveyance Date (as defined in Section 5.1(b) of the 2005 Purchase Agreement) (if any) occurs under and in accordance with Section 5.1 of the 2005 Purchase Agreement and Section 2.04 hereof.

Section 1.02. Consent to Assignments Pursuant to Omnibus Assignment. Subject to the terms of this Consent and Agreement, and upon satisfaction of the conditions set forth in Section 3.05:

(a) Each of the Marriott Entities hereby consents to the assignment by Seller to Buyer and the assumption by Buyer from Seller, pursuant to the Omnibus Assignment and subject to the limitations set forth therein, of all of Seller’s rights, title and interest in and liabilities and obligations, from and after the Closing, under the following (the “Assigned Agreements”): the 2003 Purchase Agreement; the 0.1% Membership Interest Purchase Agreement; with respect to Holdings only, the Base Note; and with respect to MHSI only, the MHSI Pledge Agreement.

(b) Each of the Marriott Entities hereby acknowledges that, from and after the Closing Date, any and all references to “Buyer” (as defined in each of the 2003 Purchase Agreement, the 0.1% Membership Interest Purchase Agreement, and the MHSI Pledge Agreement) in the 2003 Purchase Agreement, the 0.1% Membership Interest Purchase Agreement, or the MHSI Pledge Agreement, as the case may be, and any references to “Maker” (as defined in the Base Note) in the Base Note, shall, in each such case, be deemed to be references to Buyer unless and until a Reconveyance Date (as defined in Section 5.1(b) of the 2005 Purchase Agreement) (if any) occurs under and in accordance with Section 5.1 of the 2005 Purchase Agreement and Section 2.04 hereof.

(c) For the avoidance of doubt, the parties hereto acknowledge and agree that (i) Buyer shall be responsible in full for all amounts due under the Base Note and under Sections 2.4 and 2.5 of the 2003 Purchase Agreement on the Quarterly Payment Date (as defined in the 2003 Purchase Agreement) immediately following the Closing Date, and (ii) if a Reconveyance Date occurs, Seller shall be responsible in full for all amounts due under the Base Note and under Sections 2.4 and 2.5 of the 2003 Purchase Agreement on the Quarterly Payment Date (as defined in the 2003 Purchase Agreement) immediately following such Reconveyance Date.

(d) The parties hereto acknowledge that the agreements set forth in Section 1.02(c) represent the agreements of Buyer and Seller with the Marriott Entities, and the agreements set forth in Section 1.02(c) shall not alter the obligations of Buyer to Seller and Seller to Buyer with respect to the payment and adjustment obligations set forth in Sections 2.4 and 2.5 of the 2005 Purchase Agreement.

Section 1.03. Consent to Termination of Serratus Pledge. Each of Holdings and the Company consents to the termination of that certain Pledge and Security Agreement (of Buyer) dated as of January 28, 2003 among Seller, Holdings and the Company (the “Serratus Pledge Agreement”), subject to the satisfaction of the conditions set forth in Section 3.05.

Section 1.04. Consents Based on 2005 Purchase Agreement. Each of the consents granted by the Marriott Entities and the Company pursuant to this Article I is made and given on the basis of the 2005 Purchase Agreement in effect on the date hereof, and not on the basis of any amendment to the 2005 Purchase Agreement that may be made or entered into after the date hereof.

ARTICLE II

ACKNOWLEDGEMENT AND AGREEMENT

Section 2.01. Acknowledgement and Agreement (Transactions Contemplated by 2005 Purchase Agreement). Each of the Marriott Entities and the Company hereby acknowledges as follows:

(a) Pursuant to the Adhesion Agreement, Buyer has undertaken to be bound by the terms of and assume and perform Seller’s obligations under the LLC Agreement from and after the Closing Date, all as more fully set forth in the Adhesion Agreement;

(b) Pursuant to that certain [Buyer 1] Parent Guaranty (Marriott Entities, Company) dated as of the date hereof (the “[Buyer 1] Parent Guaranty (Marriott Entities, Company)”) by                      (“[Buyer 1] Parent”) in favor of the Marriott Entities and the Company, [Buyer 1] Parent has guaranteed certain of the payment obligations of Buyer under the 2003 Purchase Agreement and the LLC Agreement from and after the date hereof, all as more fully set forth in the [Buyer 1] Parent Guaranty (Marriott Entities, Company);

(c) Pursuant to those certain credit enhancements by                      (“[Buyer 2] Parent”) in favor of the Company and Holdings, dated as of the date hereof (collectively, the “[Buyer 2] Credit Enhancement (Holdings, Company)”), [Buyer 2] Parent has guaranteed certain of the payment obligations of Buyer under the 2003 Purchase Agreement and the LLC Agreement from and after the date hereof, all as more fully set forth in the [Buyer 2] Credit Enhancement (Holdings, Company);

(d) Buyer has executed and delivered a pledge agreement (the “Buyer Pledge Agreement”) in favor of Holdings and the Company to secure Buyer’s obligations under the 2003 Purchase Agreement, the Base Note and the LLC Agreement from and after the date hereof, all as more fully set forth in the Buyer Pledge Agreement; and

(e) Each of the Marriott Entities and the Company further acknowledges its receipt of an executed copy of each of the agreements referenced in items (b) through (e) above.

Section 2.02. Acknowledgement and Agreement Regarding [Seller Parent] Guarantee. Effective as of the Closing Date, each of the Marriott Entities and the Company acknowledges and agrees that:

(a) the Company shall have no rights under that certain Guarantee (the “Original [Seller] Parent Guarantee”) of                  dated January 28, 2003 in favor of MHSI,

the Company and Synthetic American Fuel Enterprises II, LLC, a Delaware limited liability company, unless and until the occurrence of a Reconveyance Date (if any), except to the extent that such rights relate to Guaranteed Obligations (as defined in the Original [Seller] Parent Guarantee, the “Original [Seller Parent] Guaranteed Obligations”) relating to the 2003 Purchase Agreement or the LLC Agreement that have accrued prior to the Closing Date; and

(b) none of the Marriott Entities shall have any rights under the Original [Seller] Parent Guarantee with respect to the 2003 Purchase Agreement or the LLC Agreement, unless and until the occurrence of a Reconveyance Date (if any), except to the extent that such rights relate to Original [Seller Parent] Guaranteed Obligations relating to the 2003 Purchase Agreement or the LLC Agreement that accrued prior to the Closing Date.

Section 2.03. Acknowledgement and Agreement Regarding Indemnity Payments. (a) Each of the Marriott Entities hereby acknowledges receipt of copies of the 2005 Purchase Agreement and the Omnibus Assignment, pursuant to which Seller has expressly retained, and has not assigned to Buyer, Seller’s right to bring certain claims for indemnification against the Marriott Entities for Buyer Indemnified Costs (as defined in the 2003 Purchase Agreement), and pursuant to which Seller and Buyer have agreed to certain allocations between themselves as to certain Recoveries (as defined in Section 2.1(c) of the 2005 Purchase Agreement); and each of the Marriott Entities acknowledges that Buyer shall have no responsibility or obligation in respect of Seller’s exercise of any such retained rights.

(b) Each Marriott Entity hereby agrees to use reasonable efforts to make any payment of a Recovery in accordance with the allocations agreed by each of Seller and Buyer pursuant to the provisions of Section 2.1 of the 2005 Purchase Agreement and the Omnibus Assignment. For the avoidance of doubt, the parties hereto acknowledge and agree that neither Marriott Entity shall incur any liability whatsoever as a result of a failure to make payment of any Recovery in accordance with such allocations, and that each Marriott Entity shall be entitled to rely on any reasonable instruction of either Seller or Buyer as to the proper allocation of any Recovery.

Section 2.04. Consents in Event of Reconveyance of Membership Interest. (a) Subject to the rights of the Company and Holdings under Section 3 of the Buyer Pledge Agreement, and the option of MHSI under Section 6.1(a) of the 2003 Purchase Agreement and Section 4.4(c) of the LLC Agreement, each of the Marriott Entities hereby grants its consent to a transfer of the Membership Interest that is transferred by Seller to Buyer pursuant to the 2005 Purchase Agreement back from Buyer to Seller in the event that Seller exercises its reconveyance option pursuant to Section 5.1 of the 2005 Purchase Agreement and causes Buyer to reconvey and transfer the Membership Interest to Seller, subject to the satisfaction of the conditions set forth below:

(i) Seller shall have executed and delivered to the Company on or before the Reconveyance Date an agreement substantially in the form of the Adhesion Agreement, together with a counterpart to the LLC Agreement, duly executed by Seller, as required by Section 10.6 of the LLC Agreement, pursuant to which Seller shall have assumed all of the liabilities and obligations of the “Buyer” (as defined in the LLC Agreement) under the LLC Agreement;

(ii) Seller shall have re-assumed all of the liabilities and obligations of the “Buyer” (as defined in each of the 2003 Purchase Agreement, the 0.1% Membership Interest Purchase Agreement, and the MHSI Pledge Agreement) under the 2003 Purchase Agreement, the 0.1% Membership Interest Purchase Agreement, and the MHSI Pledge Agreement, as the case may be, and all of the liabilities and obligations of the “Maker” (as defined in the Base Note) under the Base Note; provided, that such re-assumption shall be deemed to have occurred automatically upon the Reconveyance Date in accordance with Section 1.04(b) of the Omnibus Assignment as in effect on the date hereof (so long as such Section 1.04(b) has not been amended);

(iii) Seller shall have executed and delivered to Holdings a pledge agreement substantially in the form of the Serratus Pledge Agreement, pursuant to which Seller shall pledge the reconveyed Membership Interest in favor of Holdings and the Company;

(iv) such reconveyance will not violate any securities laws or any other applicable federal or state laws or the order of any court having jurisdiction over the Company or any of its assets;

(v) such reconveyance will not result in a termination of the Company under Section 708(b)(1)(B) of the Code, unless Seller has indemnified the other Members (as defined in the LLC Agreement) against the adverse tax effects in a manner acceptable to the other Members or has caused the IRS to reissue all rulings issued with respect to the Facility (as defined in the LLC Agreement);

(vi) the transfer will not cause the Company to be classified for United States federal tax purposes as an association taxable as a corporation; and

(vii) the Original [Seller] Parent Guarantee remains in full force and effect.

(b) Each of the Marriott Entities and the Company acknowledges that such reconveyance and transfer shall be effective on the Reconveyance Date and, from and after the Reconveyance Date, any and all references to “Buyer” (as defined in each of the LLC Agreement, the 2003 Purchase Agreement, the 0.1% Membership Interest Purchase Agreement, and the MHSI Pledge Agreement) in the LLC Agreement, the 2003 Purchase Agreement, the 0.1% Membership Interest Purchase Agreement, or the MHSI Pledge Agreement, as the case may be, and any references to “Maker” (as defined in the Base Note) in the Base Note, shall, in each such case, be deemed to be references to the Seller.

(c) Each of the Marriott Entities agrees that it shall execute and deliver to Seller and Buyer, at Seller’s cost and expense, such other documents as may be reasonably requested by them in order to effectuate such reconveyance.

(d) Subject to Section 3.04 below, each of the Marriott Entities and the Company further acknowledges that, notwithstanding the occurrence of the Reconveyance Date (if any), Buyer shall remain solely liable for any Remaining Obligations (as defined in Section 5.1(a)(iii) of the 2005 Purchase Agreement) owed to the Marriott Entities or the Company and that Seller shall not, under any circumstances, have any liability or obligation to the Marriott Entities or the Company for any of such Remaining Obligations; provided, however, that Seller shall be responsible in full for any amounts due under the Base Note and Sections 2.4 and 2.5 of the 2003 Purchase Agreement on the Quarterly Payment Date (as defined in the 2003 Purchase Agreement) immediately following the Reconveyance Date.

(e) The parties hereto acknowledge that the agreements set forth in Section 2.04(d) represent the agreements of Buyer and Seller with the Marriott Entities, and the agreements set forth in Section 2.04(d) shall not alter the obligations of Buyer to Seller and Seller to Buyer with respect to the payment and adjustment obligations set forth in Sections 5.2 and 5.3 of the 2005 Purchase Agreement.

Section 2.05. Agreements Regarding Company Information. (a) MHSI, in its capacity as Administrative Member (as defined in the 2003 Purchase Agreement) of the Company, hereby agrees to deliver, and to cause any successor Administrative Member (to the extent any such successor is an Affiliate of MHSI) to deliver, to Seller from and after the Closing Date (as defined in the 2005 Purchase Agreement) (i) a copy of each Operations Report (as defined in the 2003 Purchase Agreement) delivered to Members of the Company pursuant to Section 2.5 of the 2003 Purchase Agreement in respect of any Quarter (as defined in the LLC Agreement) in which the Company is in existence and (ii) a copy of each written determination of the Accounting Firm (as defined in the 2003 Purchase Agreement) with respect to any dispute arising under Section 2.5 of the 2003 Purchase Agreement. Seller agrees that it shall deal with such Operations Reports and such written determinations of the Accounting Firm in compliance with the confidentiality provisions set forth in Section 12.13 of the LLC Agreement as if Seller were still a member of the Company at the time Seller receives such information.

(b) Each of MHSI, in its capacity as Administrative Member, Holdings and the Company hereby acknowledges and grants its consent to the agreement of Buyer and Seller, made pursuant to Section 5.1(a)(v) of the 2005 Purchase Agreement, that, following the exercise by Seller of Seller’s reconveyance option, as more fully described in Section 2.04 above, Seller shall provide Buyer with access to, or copies of, any information received by Seller from the Administrative Member in respect of the period of Buyer’s ownership of the Membership Interest; provided, that Buyer shall comply with the confidentiality provisions set forth in Section 12.13 of the LLC Agreement as if Buyer were still a member of the Company at the time Buyer receives such information.

Section 2.06. Acknowledgments and Agreements Based on 2005 Purchase Agreement. Each of the acknowledgments and agreements made by the Marriott Entities and the Company pursuant to this Article I is made on the basis of the 2005 Purchase Agreement in effect on the date hereof, and not on the basis of any amendment to the 2005 Purchase Agreement that may be made or entered into after the date hereof.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.01. Representations and Warranties of Seller. Seller hereby represents and warrants to each of the Marriott Entities and the Company as of the date hereof as follows (with the understanding that the Marriott Entities and the Company are relying on such representations and warranties in entering into and performing this Consent and Agreement):

(a) Organization; Good Standing; Etc. Seller is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite limited liability company power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

(b) Authority. Seller has all requisite power and authority as a limited liability company to enter into this Consent and Agreement and the other Transaction Documents (as defined in the 2005 Purchase Agreement) to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Consent and Agreement and the other Transaction Documents to which it is a party, the performance by it of its obligations hereunder and thereunder and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary limited liability company action on the part of Seller. This Consent and Agreement has been duly executed and delivered by Seller and, upon execution and delivery by it of the other Transaction Documents to which it is a party, the other Transaction Documents will be duly executed and delivered by Seller. This Consent and Agreement (assuming due authorization, execution and delivery by the other parties hereto) constitutes, and upon execution and delivery by Seller of the other Transaction Documents to which it is a party (assuming due authorization, execution and delivery by each other party thereto), each of the other Transaction Documents will constitute, the valid and binding obligations of Seller, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting enforcement of creditors’ rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(c) No Conflict; Required Filings and Consents. The execution and delivery by Seller of this Consent and Agreement and the other Transaction Documents to which it is a party do not, the performance by it of its obligations hereunder and thereunder and the consummation by Seller of the transactions contemplated hereby or thereby will not (i) violate, conflict with or result in any breach of any provisions of its certificate of formation, limited liability company agreement or other organizational documents, (ii) violate, conflict with or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or permit the termination of, or result in the acceleration of, or entitle any Person (as defined in the 2005 Purchase Agreement) to accelerate any obligation, or result in the loss of any benefit, or give any Person the right to require any collateral to be posted or any security to be repurchased, or give rise to the creation of any Lien (as defined in the 2005

Purchase Agreement) upon any of its assets under, any of the terms, conditions or provisions of any loan or credit agreement, note, bond, mortgage, indenture or deed of trust or any license, lease, agreement or other instrument or obligation to which Seller is a party or by which or to which it or any of its assets may be bound or subject, or (iii) violate any applicable law; except in the case of clauses (ii) and (iii) of this Section 3.01(c) for any such violations, conflicts, breaches, defaults, rights of termination, cancellation or acceleration, loss of benefits, repurchase rights, Liens or effects that would not adversely affect the ability of Seller to consummate the transactions contemplated by this Consent and Agreement and the other Transaction Documents to which Seller is a party. No Consent (as defined in the 2005 Purchase Agreement) is required by or with respect to Buyer in connection with the execution and delivery by Buyer of this Consent and Agreement or any of the other Transaction Documents to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder or the consummation by Buyer of the transactions contemplated hereby or thereby, except for any such Consent that is routine or ministerial in nature.

(d) Conditions to Transfer. The conditions to the transfer of its Membership Interest set forth in Section 10.3 of the LLC Agreement have been fulfilled as of the Closing Date.

Section 3.02. Representations and Warranties of Buyer. Buyer hereby represents and warrants to each of the Marriott Entities and the Company as of the date hereof as follows (with the understanding that the Marriott Entities and the Company are relying on such representations and warranties in entering into and performing this Consent and Agreement):

(a) Organization; Good Standing; Etc. Buyer is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite limited liability company power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

(b) Authority. Buyer has all requisite power and authority as a limited liability company to enter into this Consent and Agreement and the other Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Consent and Agreement and the other Transaction Documents to which it is a party, the performance by it of its obligations hereunder and thereunder and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary limited liability company action on the part of Buyer. This Consent and Agreement has been duly executed and delivered by Buyer and, upon execution and delivery by it of the other Transaction Documents to which it is a party, the other Transaction Documents will be duly executed and delivered by Buyer. This Consent and Agreement (assuming due authorization, execution and delivery by the other parties hereto) constitutes, and upon execution and delivery by Buyer of the other Transaction Documents to which it is a party (assuming due authorization, execution and delivery by each other party thereto), each of the other Transaction Documents will constitute, the valid and binding obligations of Buyer, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting enforcement of creditors’ rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(c) No Conflict; Required Filings and Consents. Except as disclosed on Schedule 3.3(c) to the 2005 Purchase Agreement, the execution and delivery by Buyer of this Consent and Agreement and the other Transaction Documents to which it is a party do not, the performance by it of its obligations hereunder and thereunder and the consummation by Buyer of the transactions contemplated hereby or thereby will not (i) violate, conflict with or result in any breach of any provisions of its certificate of formation, limited liability company agreement or other organizational documents, (ii) violate, conflict with or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or permit the termination of, or result in the acceleration of, or entitle any Person to accelerate any obligation, or result in the loss of any benefit, or give any Person the right to require any collateral to be posted (other than the security interest granted by Buyer to Holdings and the Company pursuant to the Buyer Pledge Agreement) or any security to be repurchased, or give rise to the creation of any Lien upon any of its assets under, any of the terms, conditions or provisions of any loan or credit agreement, note, bond, mortgage, indenture or deed of trust or any license, lease, agreement or other instrument or obligation to which Buyer is a party or by which or to which it or any of its assets may be bound or subject, or (iii) violate any applicable law; except in the case of clauses (ii) and (iii) of this Section 3.02(c) for any such violations, conflicts, breaches, defaults, rights of termination, cancellation or acceleration, loss of benefits, repurchase rights, Liens or effects that would not adversely affect the ability of Buyer to consummate the transactions contemplated by this Consent and Agreement and the other Transaction Documents to which Buyer is a party. No Consent is required by or with respect to Buyer in connection with the execution and delivery by Buyer of this Consent and Agreement or any of the other Transaction Documents to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder or the consummation by Buyer of the transactions contemplated hereby or thereby, except for any such Consent that is routine or ministerial in nature.

(d) Absence of Litigation. There is no claim, action, suit, inquiry, judicial or administrative proceeding, grievance or arbitration pending or, to the Knowledge (as defined in the 2005 Purchase Agreement) of Buyer, threatened against Buyer or any of its Affiliates (as defined in the 2005 Purchase Agreement) that seeks to restrain, prohibit or otherwise enjoin this Consent and Agreement or any of the other Transaction Documents to which Buyer is a party or the consummation of the transactions contemplated hereby or thereby.

(e) Broker’s Fees. No agent, broker, investment banker or other Person engaged by Buyer or any of its Affiliates will be entitled to any broker’s or finder’s fee or any other commission or similar fee payable by any of the Marriott Entities, the Company or any of their Affiliates in connection with any of the transactions contemplated by this Consent and Agreement.

Section 3.03. Representations and Warranties of Marriott Entities. Each of the Marriott Entities hereby represents and warrants to the Buyer as of the date hereof as follows (with the understanding that the Buyer is relying on such representations and warranties in entering into and performing this Consent and Agreement):

(a) Organization; Good Standing; Etc. It is a corporation, duly formed, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

(b) Authority. It has all requisite power and authority as a corporation to enter into this Consent and Agreement and the other Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Its execution and delivery of this Consent and Agreement and the other Transaction Documents to which it is a party, the performance by it of its obligations hereunder and thereunder and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary corporate action on its part. This Consent and Agreement has been duly executed and delivered by it and, upon execution and delivery by it of the other Transaction Documents to which it is a party, the other Transaction Documents will be duly executed and delivered by it. This Consent and Agreement (assuming due authorization, execution and delivery by the other parties hereto) constitutes, and upon execution and delivery by it of the other Transaction Documents to which it is a party (assuming due authorization, execution and delivery by each other party thereto), each of the other Transaction Documents will constitute, its valid and binding obligations, enforceable against it in accordance with the terms hereof and thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting enforcement of creditors’ rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(c) No Conflict; Required Filings and Consents. Its execution and delivery of this Consent and Agreement and the other Transaction Documents to which it is a party do not, its performance of its obligations hereunder and thereunder and its consummation of the transactions contemplated hereby or thereby will not (i) violate, conflict with or result in any breach of any provisions of its certificate of incorporation, bylaws or other organizational documents, (ii) violate, conflict with or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or permit the termination of, or result in the acceleration of, or entitle any Person to accelerate any obligation, or result in the loss of any benefit, or give any Person the right to require any collateral to be posted or any security to be repurchased, or give rise to the creation of any Lien upon any of its assets under, any of the terms, conditions or provisions of any loan or credit agreement, note, bond, mortgage, indenture or deed of trust or any license, lease, agreement or other instrument or obligation to which it is a party or by which or to which it or any of its assets may be bound or subject, or (iii) violate any applicable law; except in the case of clauses (ii) and (iii) of this Section 3.03(c) for any such violations, conflicts, breaches, defaults, rights of termination, cancellation or acceleration, loss of benefits, repurchase rights, Liens or effects that would not adversely affect its ability to consummate the transactions contemplated by this Consent and Agreement and the other Transaction Documents to which it is a party. No Consent is required by or with respect to it in connection with its execution and delivery of this Consent and Agreement or any of the other Transaction Documents to which it is a party, its performance of its obligations hereunder and thereunder or the consummation by it of the transactions contemplated hereby or thereby, except for any such Consent that is routine or ministerial in nature.

(d) Membership Interest. Based solely upon the books and records of the Company, MHSI and Holdings own a 50.0% Membership Interest (as defined in the LLC Agreement) and 1.1% Membership Interest, respectively, in the Company.

Section 3.04. Subrogation of Seller Payments. (a) The parties agree that the right of Seller to receive payments from Buyer under Section 2.5 and 2.6 of the 2005 Purchase Agreement (the “Seller Payments”) will be subrogated and subordinate to the rights of the Marriott Entities and the Company to receive payments under the 2003 Purchase Agreement and the LLC Agreement (the “Marriott Payments”). To the extent Seller receives any Seller Payments (including, but not limited to, under the [Buyer 1] Parent Guaranty (Seller) and [Buyer 2] Credit Enhancement (Seller) (each as defined in the 2005 Purchase Agreement)) at a time when any Marriott Payments that are due and owing for the same period have not been paid, Seller agrees to pay such Seller Payments (up to the amount of the unpaid Marriott Payments) to the Marriott Entities and/or the Company, as applicable, promptly following receipt of written notice thereof by the Company or a Marriott Entity.

(b) If, at any time, Seller is required to make any payment to the Company and/or any Marriott Entity in accordance with Section 3.04(a), Seller shall give notice thereof to Buyer, and the amount of any Seller Payment that was in turn paid by Seller to such Marriott Entity or the Company, as the case may be, shall (as between Seller and Buyer, [Buyer 1] Parent or [Buyer 2] Parent, as the case may be) be reinstated and such original obligation shall continue as though such payment to Seller had not been made.

Section 3.05. Closing Deliverables. The effectiveness of this Consent and Agreement is subject to the occurrence of the Closing and the delivery by Seller and Buyer, as applicable, to the Company and the Marriott Entities of each of the following:

(a) copies of (i) the certificate of formation of Buyer and a certificate dated not more than eight days prior to the Closing Date stating that Buyer is validly existing and in good standing on such date, certified by the Secretary of State of the State of Delaware, (ii) the limited liability company agreement of Buyer, certified as of the Closing Date by a manager of Buyer, (iii) resolutions of Buyer, and any other documents evidencing all actions taken by Buyer, to authorize the execution and delivery of this Consent and Agreement and any other Transaction Document requiring execution by Buyer, such resolutions to be certified as of the Closing Date by a manager of Buyer, and (iv) a certificate of incumbency from a manager of Buyer as to the managers or authorized representatives of Buyer who sign this Consent and Agreement and any other Transaction Documents requiring execution by Buyer on behalf of Buyer;

(b) copies of (i) the certificate of incorporation of [Buyer 1] Parent and a certificate dated not more than eight days prior to the Closing Date stating that [Buyer 1] Parent is validly existing and in good standing on such date, certified by the Secretary of State of the

State of Delaware, (ii) the by-laws of [Buyer 1] Parent, certified as of the Closing Date by the secretary or an assistant secretary of [Buyer 1] Parent, (iii) resolutions of [Buyer 1] Parent, and any other documents evidencing all actions taken by [Buyer 1] Parent, to authorize the execution and delivery of the [Buyer 1] Parent Guaranty (Marriott Entities, Company) and any other Transaction Document requiring execution by [Buyer 1] Parent, such resolutions to be certified as of the Closing Date by the secretary or assistant secretary of [Buyer 1] Parent, and (iv) a certificate of incumbency from the secretary or assistant secretary of [Buyer 1] Parent as to the officers of [Buyer 1] Parent who sign the [Buyer 1] Parent Guaranty (Marriott Entities, Company) and any other Transaction Document requiring execution by [Buyer 1] Parent on behalf of [Buyer 1] Parent;

(c) copies of (i) the certificate of incorporation of [Buyer 2] Parent and a certificate dated not more than eight days prior to the Closing Date stating that [Buyer 2] Parent is validly existing and in good standing on such date, certified by the Secretary of State of the State of Delaware, (ii) the by-laws of [Buyer 2] Parent, certified as of the Closing Date by the secretary or an assistant secretary of [Buyer 2] Parent, (iii) any documents evidencing all actions taken by [Buyer 2] Parent to authorize the execution and delivery of the [Buyer 2] Credit Enhancement (Holdings, Company) and any other Transaction Document requiring execution by [Buyer 2] Parent, and (iv) a certificate of incumbency from the secretary or assistant secretary of [Buyer 2] Parent as to the officers of [Buyer 2] Parent who sign the [Buyer 2] Credit Enhancement (Holdings, Company) and any other Transaction Document requiring execution by [Buyer 2] Parent on behalf of [Buyer 2] Parent;

(d) a legal opinion of counsel to [Buyer 1] Parent, in form and substance reasonably satisfactory to MHSI, to the effect that (i) [Buyer 1] Parent has been duly incorporated and is validly existing and in good standing under the laws of the jurisdiction in which it was formed, (ii) [Buyer 1] Parent has all corporate power and authority to enter into and perform the transactions to be performed by it that are contemplated by the Opinion Documents (as defined in the 2005 Purchase Agreement) to which it is a party, (iii) each of such Opinion Documents has been authorized by all necessary corporate action and has been duly executed and delivered by it, (iv) the execution and delivery of such Opinion Documents do not violate its constitutive documents, and (v) no filing with, notice to or consent, approval, authorization or order of any government agency or body or official or, to the best of such counsel’s knowledge, any court, is required by federal or applicable state law to be obtained in connection with the execution, delivery and performance by [Buyer 1] Parent of such Opinion Documents;

(e) a legal opinion of outside counsel to [Buyer 1] Parent, in form and substance reasonably satisfactory to MHSI, to the effect that each of the Opinion Documents to which [Buyer 1] Parent is a party constitutes the valid and binding obligation of [Buyer 1] Parent enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or in equity;

(f) a legal opinion of counsel to [Buyer 2] Parent, in form and substance reasonably satisfactory to MHSI, to the effect that (i) [Buyer 2] Parent has been duly incorporated and is validly existing and in good standing under the laws of the jurisdiction in which it was formed, (ii) [Buyer 2] Parent has all corporate power and authority to enter into and perform the transactions to be performed by it that are contemplated by the Opinion Documents to which it is a party, (iii) each of such Opinion Documents has been authorized by all necessary corporate action and has been duly executed and delivered by it, (iv) the execution and delivery of such Opinion Documents do not and will not violate its constitutive documents, and (v) no filing with, notice to or consent, approval, authorization or order of any government agency or body or official or, to the best of such counsel’s knowledge, any court, is required by federal or applicable state law to be obtained in connection with the execution, delivery and performance by [Buyer 2] Parent of such Opinion Documents;

(g) a legal opinion of outside counsel to [Buyer 2] Parent, in form and substance reasonably satisfactory to MHSI, to the effect that each of the Opinion Documents to which [Buyer 2] Parent is a party constitutes the valid and binding obligation of [Buyer 2] Parent enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or in equity;

(h) a legal opinion of Sidley Austin Brown & Wood LLP, special counsel to Buyer, in form and substance reasonably satisfactory to MHSI, to the effect that (i) Buyer has been duly formed and is validly existing and in good standing under the laws of the jurisdiction in which it was formed, (ii) Buyer has all limited liability company power and authority to enter into and perform the transactions to be performed by it that are contemplated by the Opinion Documents to which it is a party, (iii) each of the Opinion Documents to which Buyer is a party has been authorized by all necessary limited liability company action and has been duly executed and delivered by it, (iv) the execution and delivery of such Opinion Documents do not and will not violate its constitutive documents, (v) each of such Opinion Documents constitutes the valid and binding obligation of Buyer enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or in equity, and (vi) no filing with, notice to or consent, approval, authorization or order of any government agency or body or official or, to the best of such counsel’s knowledge, any court, is required by federal or applicable state law to be obtained in connection with the execution, delivery and performance by Buyer of such Opinion Documents;

(i) a legal opinion of internal counsel to Seller, in form and substance reasonably satisfactory to MHSI, to the effect that (i) Seller has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, (ii) Seller has all limited liability company power and authority to enter into and perform the transactions contemplated by the Opinion Documents to which it is a party, (iii) each of the Opinion Documents to which Seller is a party has been authorized by all necessary limited liability company action and has been duly executed and delivered by Seller, and (iv) the execution and delivery of the Opinion Documents to which Seller is a party do not and will not violate Seller’s constitutive documents;

(j) a legal opinion of Chadbourne & Parke LLP, New York counsel to Seller, in form and substance reasonably satisfactory to MHSI, to the effect that (i) each of the Opinion Documents to which Seller is a party constitutes the valid and binding obligation of Seller enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (1) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the rights of creditors generally and (2) principles of equity, whether considered at law or in equity and (ii) no filing with, notice to or consent, approval, authorization or order of any government agency or body or official or, to the best of such counsel’s knowledge, any court, is required by federal or applicable state law to be obtained in connection with the execution, delivery and performance by Seller of the Opinion Documents to which it is a party;

(k) an certificate of a duly authorized manager of Buyer certifying that each of the representations and warranties set forth in Section 3.02 of this Consent and Agreement is true and correct in all material respects as of the Closing Date;

(l) a certificate of a duly authorized manager of Seller certifying that each of the representations and warranties set forth in Section 3.01 of this Consent and Agreement is true and correct in all material respects as of the Closing Date;

(m) the [Buyer 1] Parent Guaranty (Marriott Entities, Company), duly executed by [Buyer 1] Parent;

(n) the [Buyer 2] Credit Enhancement (Holdings, Company), duly executed by [Buyer 2] Parent;

(o) copies of the 2005 Purchase Agreement, the Assignment Agreement (Membership Interest), and the Omnibus Assignment and Assumption Agreement, duly executed by Buyer and Seller, certified by a duly authorized officer of Seller;

(p) the Adhesion Agreement, duly executed by Buyer;

(q) the Buyer Pledge Agreement duly executed by Buyer;

(r) a counterpart to the LLC Agreement, duly executed by Buyer, as required by Section 10.6 of the LLC Agreement;

(s) such Uniform Commercial Code financing statements and amendments to or terminations of financing statements as may be reasonably requested by the Company or the Marriott Entities in connection with the Transaction Documents; and

(t) certified copies of any consents set forth on Schedule 3.3(c) to the 2005 Purchase Agreement.

Section 3.06. Satisfaction of Conditions. Upon the request of Buyer or Seller, following the delivery of the items described in Sections 3.05(a)-(t) above to MHSI, MHSI agrees to certify in writing that MHSI has received such items and that, therefore, the Consent and Agreement is effective subject to the occurrence of the Closing under the 2005 Purchase Agreement.

Section 3.07. Effect of Amendments to 2005 Purchase Agreement and Related Agreements. Any amendment, modification or waiver to any of the 2005 Purchase Agreement, the Omnibus Assignment or the Assignment Agreement (Membership Interest) following the date hereof shall not affect or alter any of Buyer’s or Seller’s respective obligations or liabilities to any of the Marriott Entities or the Company under the 2003 Purchase Agreement or the LLC Agreement, as in effect on the date hereof, or under this Consent and Agreement, unless the Marriott Entities shall have granted their consent in writing, acting reasonably, to such amendment, modification or waiver.

ARTICLE IV

MISCELLANEOUS

Section 4.01. Effective Date. This Consent and Agreement shall have no force and effect unless and until the Closing Date has occurred and the last of the conditions set forth in Section 3.05 has been satisfied, at which time this Consent and Agreement shall automatically and without further action become effective (the “Effective Date”).

Section 4.02. Covenant of Further Assurances. The parties agree to execute such other documents and perform such other acts as may be necessary or such other reasonable acts as may be desirable to carry out the purposes of this Consent and Agreement.

Section 4.03. Governing Law. THIS CONSENT AND AGREEMENT, INCLUDING THE INTERPRETATION, CONSTRUCTION, VALIDITY AND ENFORCEABILITY HEREOF, WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND PERFORMED THEREIN. THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY, NEW YORK, WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS CONSENT AND AGREEMENT. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING RELATING TO A DISPUTE HEREUNDER AND FOR ANY COUNTERCLAIM WITH RESPECT THERETO.

Section 4.04. Successors and Assigns. This Consent and Agreement shall be binding upon each of the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

Section 4.05. No Third Party Beneficiaries. Nothing in this Consent and Agreement, express or implied, is intended or shall be construed to confer upon, or give to, any person other than the Marriott Entities, Seller and Buyer and their respective successors and permitted assigns, any remedy or claim under or by reason of this instrument or any agreements, terms, covenants or conditions hereof.

Section 4.06. Counterparts. This Consent and Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. A facsimile transmission of this Consent and Agreement bearing a signature on behalf of a party will be deemed an original signature.

Section 4.07. Headings. The headings used in this Consent and Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Consent and Agreement.

Section 4.08. Amendments. This Consent and Agreement may not be modified or amended except by the written agreement of each of the parties hereto.

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IN WITNESS WHEREOF, the parties, acting through their duly authorized representatives, have caused this Consent and Agreement to be executed in their respective names as of the day and year first written above.

MARRIOTT HOTEL SERVICES, INC.

By	/s/ Kathleen K. Oberg
Name:	Kathleen K. Oberg
Title:	Vice President

SYNTHETIC AMERICAN FUEL ENTERPRISES HOLDINGS, INC.

By	/s/ Kathleen K. Oberg
Name:	Kathleen K. Oberg
Title:	President

SYNTHETIC AMERICAN FUEL ENTERPRISES I, LLC
By:	Marriott Hotel Services, Inc., its Administrative Member

By	/s/ Kathleen K. Oberg
Name:	Kathleen K. Oberg
Title:	Vice President

SERRATUS LLC

By	/s/
Name:
Title:

IL SYNFUEL LLC

By	/s/
Name:
Title: